EXHIBIT 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On August 2, 2001, we completed a merger transaction with The Quaker Oats Company. Under the merger agreement dated December 2, 2000, Quaker shareholders received 2.3 shares of PepsiCo common stock in exchange for each share of Quaker common stock, including a cash payment for fractional shares. We issued approximately 306 million shares of our common stock in exchange for all the outstanding common stock of Quaker.

The unaudited pro forma condensed combined statements of income combine PepsiCo's historical results for the 24 weeks ended June 16, 2001 and June 10, 2000 with Quaker's historical results for the six months ended June 30, 2001 and 2000. The unaudited pro forma condensed combined balance sheet combines the historical balance sheets of PepsiCo as of June 16, 2001 and Quaker as of June 30, 2001.

The pro forma adjustments reflect the application of pooling-of-interests accounting for a business combination. The unaudited pro forma condensed combined financial information and the accompanying notes should be read together with the historical financial statements and related notes of PepsiCo and Quaker which are both incorporated herein by reference in this Current Report on Form 8-K.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and does not purport to represent what the combined financial position and results of operations would actually have been had merger and other pro forma adjustments in fact occurred on the dates indicated. The following unaudited pro forma condensed combined financial information gives effect to the merger as if the transaction had occurred for the statements of income as of December 26, 1999 and for the balance sheet as of June 16, 2001. The unaudited pro forma condensed combined statements of income do not include the impact of nonrecurring charges or credits directly attributable to the transaction. There have been no transactions between PepsiCo and Quaker requiring adjustment in the unaudited pro forma condensed combined financial information.

For financial accounting purposes, the merger has been accounted for using the pooling-of-interests method of accounting. Accordingly, (1) the historical cost basis of the assets and liabilities of PepsiCo and Quaker have been carried forward to the combined company, (2) results of operations of the combined company will include the income of PepsiCo and Quaker for the entire fiscal period in which the combination occurs and (3) the historical results of operations of the separate companies for fiscal periods before the merger have been combined and reported as the results of operations of the combined company. As described in Note 4 to "Unaudited Pro Forma Condensed Combined Financial Information" on page 122 of this Exhibit, certain adjustments and reclassifications of Quaker’s financial statement amounts have been made to conform with the accounting policies and financial statement presentation of PepsiCo.

PEPSICO, INC. AND THE QUAKER OATS COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
24 WEEKS ENDED JUNE 16, 2001
(in millions, except per share data)

                                               PepsiCo        Quaker      Pro forma       Pro forma
                                          (historical)   (historical)   adjustments(3)     combined
                                          ------------   -----------    -----------       ---------

Net Sales ................................      $9,820        $2,741          $(518)        $12,043

Costs and Expenses
  Cost of sales...........................       3,822         1,218           (226)          4,814
  Selling, general and administrative
    expenses .............................       4,277         1,046           (192)          5,131
  Amortization of intangible assets ......          71             -              3              74
  Impairment and restructuring charges ...           -             9             (1)              8
                                            ----------    ----------      ---------       ---------
Operating Profit..........................       1,650           468           (102)          2,016

Bottling equity income, net...............          68             -              -              68
Interest expense..........................         (81)          (30)             6            (105)
Interest income ..........................          30             2              -              32
Foreign exchange loss, net................           -            (4)             4               -
                                            ----------    ----------      ---------       ---------
Income Before Income Taxes................       1,667           436            (92)          2,011

Provision for Income Taxes................         517           157            (31)            643
                                            ----------    ----------      ---------       ---------
Net Income................................       1,150           279            (61)          1,368

Preferred Dividends, net of tax...........           -             2              -               2
                                            ----------    ----------      ---------       ---------
Net Income Available for Common...........      $1,150        $  277          $ (61)        $ 1,366
                                            ==========    ==========      =========       =========

Net Income Per Common Share-basic.........      $ 0.79        $ 2.10                        $  0.77
Average shares outstanding-basic (4)......       1,455           132            180           1,767

Net Income Per Common Share-diluted.......      $ 0.77        $ 2.00                        $  0.75
Average shares outstanding-diluted (4)....       1,486           139            189           1,814

The accompanying notes are an integral part of this Unaudited Pro Forma
Condensed Combined Financial Information.

PEPSICO, INC. AND THE QUAKER OATS COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
24 WEEKS ENDED JUNE 10, 2000
(in millions, except per share data)

                                                       PepsiCo        Quaker      Pro forma     Pro forma
                                                   (historical)  (historical)   adjustments(3)   combined
                                                   -----------   -----------    -----------     ---------

Net Sales .......................................       $9,119        $2,570          $(498)      $11,191

Costs and Expenses
  Cost of sales .................................        3,568         1,160           (224)        4,504
  Selling, general and administrative expenses ..        4,023           979           (192)        4,810
  Amortization of intangible assets .............           64             -              4            68
  Impairment and restructuring charges ..........            -           177             (5)          172
                                                  ------------   -----------    -----------     ---------
Operating Profit ................................        1,464           254            (81)        1,637

Bottling equity income, net .....................           59             -              -            59
Interest expense ................................         (103)          (27)             5          (125)
Interest income .................................           28             3              -            31
Foreign exchange loss, net ......................            -            (2)             2             -
                                                   -----------   -----------    -----------     ---------
Income Before Income Taxes ......................        1,448           228            (74)        1,602

Provision for Income Taxes ......................          463            75            (26)          512
                                                   -----------   -----------    -----------     ---------
Net Income ......................................          985           153            (48)        1,090

Preferred Dividends, net of tax .................            -             2              -             2
                                                   -----------   -----------    -----------     ---------
Net Income Available for Common .................       $  985        $  151          $ (48)      $ 1,088
                                                   ===========   ===========    ===========     =========

Net Income Per Common Share-basic ...............       $ 0.68        $ 1.14                      $  0.62
Average shares outstanding-basic (4) ............        1,446           132            184         1,762

Net Income Per Common Share-diluted .............       $ 0.67        $ 1.11                      $  0.61
Average shares outstanding-diluted (4) ..........        1,470           137            191         1,798

The accompanying notes are an integral part of this Unaudited Pro Forma
Condensed Combined Financial Information.

PEPSICO, INC. AND THE QUAKER OATS COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 16, 2001
(in millions)

                                                         PepsiCo        Quaker    Pro forma     Pro forma
                                                    (historical)  (historical)  adjustments      combined
                                                    ------------  ------------  -----------     ---------
Current Assets
  Cash and cash equivalents .....................        $   344       $   120      $   (20)(3)   $   443
                                                                                         (1)(2)
  Short-term investments, at cost ...............          1,013           265          (38)(3)     1,240
                                                    ------------  ------------   ----------     ---------
                                                           1,357           385          (59)        1,683
  Accounts and notes receivable, net ............          2,162           448          (26)(3)     2,584
  Inventories ...................................          1,178           358          (11)(3)     1,525
  Prepaid expenses and other current assets .....            727           251           (4)(3)       944
                                                                                        (30)(1)
                                                    ------------  ------------  -----------     ---------
     Total Current Assets .......................          5,424         1,442         (130)        6,736

Property, Plant and Equipment ...................          9,888         1,926            -        11,814
Accumulated Depreciation ........................         (4,338)         (830)           4 (3)    (5,164)
                                                    ------------  ------------  -----------     ---------
                                                           5,550         1,096            4         6,650

Intangible Assets, net ..........................          4,778           225            1 (3)     5,004
Investments in Unconsolidated Affiliates ........          2,869             -            -         2,869
Other Assets ....................................            882            83          (10)(3)       955
                                                    ------------  ------------  -----------     ---------
     Total Assets ...............................        $19,503       $ 2,846      $  (135)      $22,214
                                                    ============  ============  ===========     =========

Current Liabilities
  Short-term borrowings .........................        $   198       $   156      $     -       $   354
  Accounts payable and other current
    liabilities..................................          3,660           886         (131)(3)     4,510
                                                                                         95 (1)
  Income taxes payable ..........................            127             -          102 (3)       229
                                                    ------------  ------------- -----------     ---------
     Total Current Liabilities ..................          3,985         1,042           66         5,093

Long-term Debt ..................................          1,933           640           (1)(3)     2,572
Other Liabilities ...............................          3,603           522          (14)(3)     4,111
Deferred Income Taxes ...........................          1,344             -           11 (3)     1,355

Preferred Stock, net ............................                           43            1 (3)        44
Deferred Compensation - preferred ...............                          (14)           -           (14)

Common Shareholders' Equity
   Common stock .................................             29           840         (839)(2)        30
   Capital in excess of par value ...............          1,104           155       (1,271)(2)         -
                                                                                         14 (6)
                                                                                         (2)(3)
   Retained earnings ............................         16,182         1,264         (125)(1)    10,602
                                                                                     (6,644)(2)
                                                                                        (14)(6)
                                                                                        (61)(3)
   Accumulated other comprehensive loss .........         (1,334)         (128)          (3)(3)    (1,465)
   Deferred compensation ........................              -           (13)           -           (13)
                                                    ------------  ------------  -----------     ---------
                                                          15,981         2,118       (8,945)        9,154
   Less: Repurchased common shares, at cost .....         (7,343)       (1,505)       8,753 (2)      (101)
                                                                                         (6)(3)
                                                    ------------  ------------  -----------     ---------
     Total Common Shareholders' Equity ..........          8,638           613         (198)        9,053
                                                    ------------  ------------  -----------     ---------
     Total Liabilities and Shareholders' Equity..        $19,503       $ 2,846      $  (135)      $22,214
                                                    ============  ============  ===========     =========

The accompanying notes are an integral part of this Unaudited Pro Forma
Condensed Combined Financial Information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

  Adjustments reflect estimated transaction costs of approximately $125 million (pre-tax) associated with the merger. These costs consist primarily of fees and expenses of investment bankers, attorneys and accountants, SEC filing fees, stock exchange listing fees, and financial printing and other related charges. These expenses have not been reflected in the unaudited pro forma condensed combined statements of income as they are considered to be nonrecurring costs directly related to the merger.

  Adjustments reflect:

    the cancellation of Quaker treasury shares;
    the issuance of approximately 306 million shares of PepsiCo common stock for Quaker common stock; and
    a cash payment for fractional shares.

  Under the pooling-of-interests accounting method, the issuance of the 306 million shares resulted in the retirement of approximately 256 million of repurchased common shares and the issuance of the 306 million new shares. The cost of the retired repurchased common stock in excess of the capital in excess of par value balance was recorded as an adjustment to retained earnings.

  Adjustments reflect:

    the impact of changing Quaker’s fiscal calendar to conform to PepsiCo’s as described below;
    adjustments to conform accounting policies applicable to interim reporting of the two companies; and
    the reclassification of certain Quaker balance sheet and statement of income amounts to conform with the financial statement presentation of PepsiCo.

  These changes have no impact on full year net income.

  The unaudited pro forma condensed combined statements of income combine PepsiCo’s results for the 24 weeks ended June 16, 2001 and June 10, 2000 with Quaker’s results for the six months ended June 30, 2001 and 2000. The unaudited pro forma condensed combined balance sheet as of June 16, 2001 combines the balance sheets of PepsiCo as of June 16, 2001 and Quaker as of June 30, 2001. Quaker’s fiscal calendar was adjusted to conform to PepsiCo’s fiscal calendar. Accordingly, adjustments have been made to eliminate Quaker’s activity subsequent to May 31, 2001 and 2000, respectively.

  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (continued)

  The pro forma combined per share amounts and weighted average common shares reflect:

    the combined weighted average of PepsiCo common stock and Quaker common stock for all periods presented, after adjusting the number of shares of Quaker common stock to reflect the exchange ratio of 2.3 shares of PepsiCo common stock for each share of Quaker common stock; and

    the issuance of 13.2 million shares of PepsiCo repurchased common stock in order to qualify for pooling-of-interests accounting treatment.

  We estimate that we will incur approximately $450 million to $550 million of restructuring and integration costs. Substantially all of these costs will be charged to operations subsequent to the merger and, therefore, are not reflected in the unaudited pro forma condensed combined financial information.

  Adjustment reflects stock option exercises from June 17, 2001 through August 2, 2001.

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